EXHIBIT A
                                 to the Expense Limitation Agreement between
                                               ABERDEEN FUNDS and
                                        ABERDEEN ASSET MANAGEMENT INC.
                                      Effective as of February 7, 2008*

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NAME OF FUND/CLASS                                                 EXPENSE LIMITATION FOR        COMMENCEMENT OF
                                                                   FUND/CLASS                    OPERATIONS
------------------------------------------------------------------ ----------------------------- ---------------------
Aberdeen U.S. Equity Fund                                                                        June 23, 2008
Class A                                                            1.46%
Class B                                                            2.21%
Class C                                                            2.21%
Class R                                                            1.71%
Institutional Service Class                                        1.21%
Institutional Class                                                1.21%
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Aberdeen Select Worldwide Fund                                                                   June 23, 2008
Class A                                                            1.57%
Class B                                                            2.32%
Class C                                                            2.32%
Class R                                                            1.82%
Institutional Service Class                                        1.32%
Institutional Class                                                1.32%
------------------------------------------------------------------ ----------------------------- ---------------------
Aberdeen China Opportunities Fund                                                                June 23, 2008
Class A                                                            1.87%
Class B                                                            2.62%
Class C                                                            2.62%
Class R                                                            2.12%
Institutional Service Class                                        1.62%
Institutional Class                                                1.62%
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Aberdeen Developing Markets Fund                                                                 June 23, 2008
Class A                                                            1.67%
Class B                                                            2.42%
Class C                                                            2.42%
Class R                                                            1.92%
Institutional Service Class                                        1.42%
Institutional Class                                                1.42%
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Aberdeen International Equity Fund                                                               June 23, 2008
Class A                                                            1.49%
Class B                                                            2.24%
Class C                                                            2.24%
Class R                                                            1.74%
Institutional Service Class                                        1.24%
Institutional Class                                                1.24%
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Aberdeen Equity Long-Short Fund                                                                  June 23, 2008
Class A                                                            1.70%
Class B                                                            2.45%
Class C                                                            2.45%
Class R                                                            1.95%
Institutional Service Class                                        1.45%
Institutional Class                                                1.45%
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



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NAME OF FUND/CLASS                                                 EXPENSE LIMITATION FOR        COMMENCEMENT OF
                                                                   FUND/CLASS                    OPERATIONS
------------------------------------------------------------------ ----------------------------- ---------------------
Aberdeen Global Financial Services Fund                                                          June 23, 2008
Class A                                                            1.44%
Class B                                                            2.19%
Class C                                                            2.19%
Class R                                                            1.69%
Institutional Service Class                                        1.19%
Institutional Class                                                1.19%
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Aberdeen Health Sciences Fund                                                                    June 23, 2008
Class A                                                            1.51%
Class B                                                            2.26%
Class C                                                            2.26%
Class R                                                            1.76%
Institutional Service Class                                        1.26%
Institutional Class                                                1.26%
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Aberdeen Natural Resources Fund                                                                  June 23, 2008
Class A                                                            1.41%
Class B                                                            2.16%
Class C                                                            2.16%
Class R                                                            1.66%
Institutional Service Class                                        1.16%
Institutional Class                                                1.16%
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Aberdeen Technology and Communications Fund                                                      June 23, 2008
Class A                                                            1.63%
Class B                                                            2.38%
Class C                                                            2.38%
Class R                                                            1.88%
Institutional Service Class                                        1.38%
Institutional Class                                                1.38%
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Aberdeen Global Utilities Fund                                                                   June 23, 2008
Class A                                                            1.38%
Class B                                                            2.13%
Class C                                                            2.13%
Class R                                                            1.63%
Institutional Service Class                                        1.13%
Institutional Class                                                1.13%
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Aberdeen Small Cap Fund                                                                          June 23, 2008
Class A                                                            1.29%
Class B                                                            2.04%
Class C                                                            2.04%
Class R                                                            1.54%
Institutional Service Class                                        1.04%
Institutional Class                                                1.04%
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Aberdeen Tax Free Income Fund                                                                    June 23, 2008
Class A                                                            0.93%
Class B                                                            1.68%
Class C                                                            1.68%
Class D                                                            0.68%
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




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NAME OF FUND/CLASS                                                 EXPENSE LIMITATION FOR        COMMENCEMENT OF
                                                                   FUND/CLASS                    OPERATIONS
------------------------------------------------------------------ ----------------------------- ---------------------
Aberdeen Optimal Allocations Fund: Growth                                                        June 23, 2008
Class A                                                            0.50%
Class B                                                            1.25%
Class C                                                            1.25%
Class R                                                            0.75%
Institutional Service Class                                        0.25%
Institutional Class                                                0.25%
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Aberdeen Optimal Allocations Fund: Moderate Growth Class A                                       June 23, 2008
Class B                                                            0.50%
Class C                                                            1.25%
Class R                                                            1.25%
Institutional Service Class                                        0.75%
Institutional Class                                                0.25%
                                                                   0.25%
------------------------------------------------------------------ ----------------------------- ---------------------
Aberdeen Optimal Allocations Fund: Moderate                                                      June 23, 2008
Class A                                                            0.50%
Class B                                                            1.25%
Class C                                                            1.25%
Class R                                                            0.75%
Institutional Service Class                                        0.25%
Institutional Class                                                0.25%
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Aberdeen Optimal Allocations Fund:  Defensive                                                    June 23, 2008
Class A                                                            0.50%
Class B                                                            1.25%
Class C                                                            1.25%
Class R                                                            0.75%
Institutional Service Class                                        0.25%
Institutional Class                                                0.25%
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Aberdeen Optimal Allocations Fund: Specialty                                                     June 23, 2008
Class A                                                            0.50%
Class B                                                            1.25%
Class C                                                            1.25%
Class R                                                            0.75%
Institutional Service Class                                        0.25%
Institutional Class                                                0.25%
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Aberdeen Core Income Fund                                                                        Not commenced
Class A                                                            0.75%
Class C                                                            1.50%
Class R                                                            1.00%
Institutional Service Class                                        0.50%
Institutional Class                                                0.50%
------------------------------------------------------------------ ----------------------------- ---------------------
Aberdeen Core Plus Income Fund                                                                   Not commenced
Class A                                                            0.75%
Class C                                                            1.50%
Class R                                                            1.00%
Institutional Service Class                                        0.50%
Institutional Class                                                0.50%
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

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NAME OF FUND/CLASS                                                 EXPENSE LIMITATION FOR        COMMENCEMENT OF
                                                                   FUND/CLASS                    OPERATIONS
------------------------------------------------------------------ ----------------------------- ---------------------
Aberdeen Asia Bond Institutional Fund
Institutional Service Class                                        0.65%                         Nov. 2, 2009
Institutional Class                                                0.65%                         July 20, 2009
------------------------------------------------------------------ ----------------------------- ---------------------
Aberdeen Global Fixed Income Fund                                                                July 20, 2009
Class A                                                            1.20%
Class C                                                            1.95%
Class R                                                            1.45%
Institutional Service Class                                        0.95%
Institutional Class                                                0.95%
------------------------------------------------------------------ ----------------------------- ---------------------
Aberdeen Global Small Cap Fund                                                                   July 20, 2009
Class A                                                            1.55%
Class C                                                            2.30%
Class R                                                            1.80%
Institutional Service Class                                        1.30%
Institutional Class                                                1.30%
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Aberdeen International Equity Institutional Fund
Institutional Service Class                                        0.95%                         Nov. 2, 2009
Institutional Class                                                0.95%                         July 20, 2009
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Aberdeen Emerging Markets Institutional Fund
Institutional Service Class                                        0.95%                         Nov. 2, 2009
Institutional Class                                                0.95%                         July 20, 2009
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Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund                                       Nov. 2, 2009
Institutional Service Class                                        1.25%
Institutional Class                                                1.25%
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

* Effective for two years from the commencement of operations of the Funds, as most recently approved at the September 9, 2009 Board Meeting. These expense limitations may be revised, after the expiration of the agreed upon term, if mutually agreed upon by the parties. They may also be revised to increase the limitations at anytime if mutually agreed upon by the parties.